Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report February 1, 2012 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean Columbia

Ocean Endeavor

Ocean Confidence

	Water [1,2] Depth (feet)			Contract Dayrate	Estimated	Estimated		Estimated Downtime Days [3] (For events lasting 10 days or more)
Rig Name		Location	Operator	($000s)	Start Date	End Date	Status	1Q12 E	2Q12 E	3Q12 E	4Q12 E	2012 E	Comments
							Totals:	340	333	235	191	1,099

GULF OF MEXICO SEMISUBMERSIBLES (2)
Ocean Yorktown	2,850	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term	10				10	Completion of Pemex Acceptance
Ocean Victory	5,500 (15K)	US GOM	Walter Oil & Gas	325,000	late Dec 2011	mid Feb 2012	one well				58	58	5-Yr Special Survey
		US GOM	ExxonMobil	325,000	mid Feb 2012	mid Jun 2012	four firm wells, plus four priced option wells
		US GOM	—	—	mid Jun 2012	mid Oct 2012	actively marketing
		US GOM	—	—	mid Oct 2012	mid Dec 2012	5-Yr Special Survey

GULF OF MEXICO JACKUPS (5)
Ocean Columbia	250 IC	US GOM	Walter Oil & Gas	62,500	late Sep 2011	late Jan 2012	one well				12	12	Intermediate Survey
		US GOM	Marlin Energy	62,500	late Jan 2012	late Mar 2012	three wells
Ocean Nugget	300 IC	Mexico	Pemex	83,999	mid Sep 2011	mid Oct 2012	430-day term				30	30	Maintenance
		US GOM	—	—	mid Oct 2012	mid Nov 2012	maintenance
Ocean Summit	300 IC	Mexico	Pemex	84,000	mid Sep 2011	late Feb 2012	remainder of term	31	14			45	Contract Prep Mexico Term Contract
		Mexico	—	—	late Feb 2012	mid Apr 2012	prep for Pemex
		Mexico	Pemex	85,999	mid Apr 2012	late Dec 2014	985-day term
Ocean Titan	350 IC (15K)	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778-day term
Ocean Scepter	350 IC (15K)	Mexico	Pemex	134,999	late Dec 2011	late Jul 2013	612-day term

INTERNATIONAL SEMISUBMERSIBLES (26)
North Sea/Mediterranean/W. Africa
Ocean Nomad	1,200	North Sea	BG International	235,000	late Sep 2011	mid Jun 2012	three firm wells
Ocean Guardian	1,500 (15K)	UK	AGR/Desire	—	late Dec 2011	mid Mar 2012	demobe to UK	91	91			182	Mobe / UWILD / Maintenance
		UK	—	—	mid Mar 2012	early Jul 2012	UWILD / maintenance
		UK	Shell	263,000	early Jul 2012	early Jul 2014	2-year firm term + 1-year unpriced option
Ocean Princess	1,500 (15K)	North Sea	EnQuest	230,000	early Jan 2012	late Aug 2013	600-day term + 2 x 6-month unpriced options	5				5	Completion of 2011 Maintenance
Ocean Vanguard	1,500 (15K)	North Sea	Statoil	352,400	mid Aug 2010	mid Jun 2013	3-year term + 1-year unpriced option
Ocean Valiant	5,500	Equatorial Guinea	Hess	320,000	mid Nov 2011	late May 2012	4 firm wells + 2 priced option wells + 2 unpriced option wells
Ocean Endeavor	10,000 (15K)	Egypt	Burullus / RASHPETCO	285,000	late Jul 2011	late Mar 2012	8-month extension		42			42	5-Yr Special Survey
		Egypt	—	—	late Mar 2012	early May 2012	5-year Special Survey
		Egypt	Burullus / RASHPETCO	285,000	early May 2012	late Aug 2012	4-month extension + 2 x 4-month priced options
Ocean Confidence	10,000 DP (15K)	Angola	Cobalt	360,000	mid Jul 2011	late May 2012	two firm wells + one priced option			60		60	Maintenance - Painting
		Congo	Murphy	390,000	late May 2012	late Aug 2012	firm well
		Congo	—	—	late Aug 2012	late Oct 2012	maintenance - painting
		West Africa	Murphy	390,000	late Oct 2012	mid Jan 2013	firm well + two unpriced options
		US GOM	—	—	To Be Determined		mobe to US GOM
		US GOM	Murphy	511,635	To Be Determined		resume interrupted contract, 365 days + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 5

	Water [1,2] Depth (feet)			Contract Dayrate	Estimated	Estimated		Estimated Downtime Days [3] (For events lasting 10 days or more)
Rig Name		Location	Operator	($000s)	Start Date	End Date	Status	1Q12 E	2Q12 E	3Q12 E	4Q12 E	2012 E	Comments
Australasia
Ocean Patriot	1,500(15K)	Australia	PTTEP	235,000	mid Jun 2011	early March 2012	21 firm wells				60	60	5 -Yr Special Survey
		Australia	PTTEP	260,000	early March 2012	mid May 2012	one well
					mid May 2012	early Nov 2012	actively marketing
					early Nov 2012	early Jan 2013	5-Yr Special Survey
Ocean General	3,000	Malaysia	—	—			actively Marketing
Ocean America	5,500(15K)	Australia	Woodside	413,500	mid March 2011	mid Aug 2012	remainder of 2-year term
		Australia	Woodside	405,000	mid Aug 2012	mid Apr 2013	6-well extension
Ocean Rover	8,000(15K)	Malaysia	Murphy	450,000	late Jan 2012	late Apr 2012	remainder of 2-year term			60		60	5-Yr Special Survey
		Malaysia	Murphy	304,547	late Apr 2012	mid July 2012	commencement of 600-day extension
		Malaysia	—	—	mid July 2012	mid Sep 2012	maintenance, 5-Yr Special Survey
		Malaysia	Murphy	304,547	mid Sep 2012	mid Feb 2014	balance of 600-day extension
Ocean Monarch	10,000(15K)	Vietnam	TNK Vietnam	345,000	early Dec 2011	mid Apr 2012	two wells			40		40	5-Yr Special Survey
		Vietnam	Talisman	385,000	mid Apr 2012	late Jul 2012	two wells
		Singapore	—		late Jul 2012	early Sep 2012	5-Yr Special Survey
		Indonesia	Niko Resources	385,000	early Sep 2012	early Sep 2016	4-year term + 1-year unpriced option
Brazil /S. America
Ocean Ambassador	1,100	Brazil	OGX	260,000	mid Sep 2009	mid Sep 2012	3-year term + unpriced option
Ocean Whittington	1,650	Brazil	Petrobras	241,173	late Jan 2009	mid Feb 2012	well abandonment, demobe to customs clearance location	91	91			182	Prep and mobe to GOM,
			—	—	mid Feb 2012	late Jun 2012	prep and mobe to GOM, 5-Yr Special Survey						5-Yr Special Survey
Ocean Saratoga	2,200	Guyana	CGX Energy	282,150	late Jan 2012	late Mar 2012	one well plus unpriced option	26				26	Mobe to Guyana
Ocean Concord	2,300	Brazil	Petrobras	247,788	early Jan 2008	early Jan 2013	5-yr term (includes 50% of pot.15% bonus) + unpriced option
		Brazil	Petrobras	247,788	early Jan 2013	mid Jul 2015	remainder of Whittington and Yorktown terms
Ocean Lexington	2,200	Brazil	OGX	335,000	early Feb 2010	early Mar 2012	remainder 3-year term
		Brazil	OGX	271,000	early Mar 2012	early Feb 2013	3-year term (rate reduction blended across Star and Quest) + unpriced option
Ocean Yatzy	3,300 DP	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-yr term (includes 50% of pot.10% bonus) + unpriced option
Ocean Quest	4,000(15K)	Brazil	OGX	265,000	late Dec 2011	late Dec 2013	1-year extension + unpriced option + second 1-yr extension				31	31	Begin 5-Yr Special Survey and quarters upgrade: 105 days in total
Ocean Winner	4,000	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-yr term (includes 50% of pot.10% bonus) + unpriced option
Ocean Worker	4,000	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-yr term (includes 50% of pot.10% bonus) + unpriced option			65		65	5-Yr Special Survey
Ocean Alliance	5,250 DP (15K)	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-yr term (includes 50% of pot.15% bonus) + unpriced option
Ocean Star	5,500(15K)	Brazil	OGX	270,000	late Dec 2011	mid Feb 2012	part two of 2-year term extension	45	30			75	5-Yr Special Survey
		Brazil	—	—	mid Feb 2012	late Apr 2012	5-Yr Special Survey
		Brazil	OGX	301,000	late Apr 2012	late Feb 2014	remainder of 2-year term at blended rate + unpriced option + 1-yr extension
Ocean Baroness	7,000(15K)	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	converted to five- year term (includes 50% of pot. 5% bonus) + unpriced option		30			30	5-Yr Special Survey
Ocean Courage	10,000 DP (15K)	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5yr term (includes 50% of pot. 6% bonus) + unpriced option	10				10	Intermediate Survey
Ocean Valor	10,000 DP (15K)	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	converted to five- year term + unpriced option			10		10	Intermediate Survey

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 5

	Water [1,2] Depth (feet)			Contract Dayrate	Estimated	Estimated		Estimated Downtime Days [3] (For events lasting 10 days or more)
Rig Name		Location	Operator	($000s)	Start Date	End Date	Status	1Q12 E	2Q12 E	3Q12 E	4Q12 E	2012 E	Comments
INTERNATIONAL JACKUPS (3)
Ocean King	300 IC	Montenegro	—	—			actively Marketing		35			35	5-Yr Special Survey
Ocean Heritage	300 IC	Suez Gulf	—	—			warm stacked
Ocean Spur	300 IC	Egypt	WEPCO	70,000	late Sep 2011	late Mar 2012	6-month extension + 6-month unpriced option

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Resume 5-yr term contract (includes 50% of pot. 5% bonus) + unpriced option	31				31	Petrobras Upgrade Completion

RIGS UNDER CONSTRUCTION (4)
Ocean BlackHawk	12,000 DP (15K)	S. Korea	—	—	Q1 2011	Q2 2013	Hyundai
		TBA	Anadarko	495,000	Q4 2013	Q4 2018	five-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	S. Korea	—	—	Q1 2011	Q4 2013	Hyundai
		TBA	Anadarko	495,000	Q2 2014	Q2 2019	five-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	S. Korea	—	—	Q2 2011	Q2 2014	Hyundai
Ocean Onyx	6,000(15K)	US GOM	—	—	Q1 2012	Q3 2013	Keppel AmFELS

COLD STACKED (8)
(5 jack-ups, 3 semisubmersibles)
Ocean Crusader	200 MC	US GOM	—	—			Stacked
Ocean Drake	200 MC	US GOM	—	—			Stacked
Ocean Champion	250 MS	US GOM	—	—			Stacked
Ocean Sovereign	300 IC	Malaysia	—	—			Stacked
Ocean Spartan	300 IC	US GOM	—	—			Stacked
Ocean Epoch	3,000	Malaysia	—	—			Stacked
Ocean New Era	1,500	US GOM	—	—			Stacked
Ocean Bounty	1,500	Malaysia	—	—			Stacked

NOTES

(1) Water Depth refers to the rig’s current nominal operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

(2) Additional rig capabilities noted within the column:

15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig; MC=Mat-Supported Cantilever Rig; MS=Mat-Supported Slot Rig

(3) Expected Downtime Days only include downtime events that are estimable as of this report date. Additional downtime is likely to be incurred in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons. E=Estimated A=Actual

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

All Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 5

Diamond Offshore Drilling, Inc. Rig Status Report February 1, 2012

Estimated Average Daily Rig

Operating Costs for 2012 ($000’s)

Jack-ups:	40’s to 60’s
Mid-Water Domestic	50’s
Mid-Water International	80’s to 160’s
Deepwater Moored	70’s to 160’s
Deepwater DP	180’s
Ultra-Deepwater Moored	110’s to 150’s
Ultra-Deepwater DP	180’s to 200

Diamond Offshore Drilling, Inc. Rig Status Report February 1, 2012

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.